EXHIBIT 32.01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Swank, Inc. (the "Company") for the fiscal year ended December 31, 2003 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2004	/s/ John Tulin

John Tulin, President
(Chief Executive Officer)

Dated: April 14, 2004	/s/ Jerold R. Kassner

Jerold R. Kassner, Senior Vice President
and Treasurer
(Chief Financial Officer)